Exhibit 99.1

Anaplan to be Acquired by Thoma Bravo for $10.7 Billion

Anaplan stockholders to receive $66.00 per share in cash

Anaplan to become a privately held company upon completion of the transaction

SAN FRANCISCO, CA, March 20, 2022 – Anaplan, Inc. (“Anaplan” or the “Company”) (NYSE: PLAN), provider of a leading cloud-native platform for orchestrating business performance, today announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm, for $66.00 per share in an all-cash transaction valued at approximately $10.7 billion. The offer represents a premium of approximately 46% to the volume weighted average price of Anaplan stock for the five days ending March 18, 2022. Upon completion of the transaction, Anaplan will become a privately held company.

“We are thrilled to partner with Thoma Bravo to build on the strength of our innovative platform and capitalize on the massive opportunity and incredible demand we are seeing,” said Frank Calderoni, Chairman & Chief Executive Officer. “This is a clear validation of our team’s outstanding work and the start of an exciting new chapter for Anaplan, our customers, and our partner ecosystem. We are confident that Thoma Bravo’s resources and insights will help us accelerate and scale our growth strategy.”

“Anaplan is a clear leader in Connected Planning, solving critical business priorities for the world’s largest enterprises as they implement strategic and complex digital transformations,” said Holden Spaht, a Managing Partner at Thoma Bravo. “We have followed Anaplan for years and have seen the incredible value they bring customers through their best-in-class planning platform. We look forward to leveraging Thoma Bravo’s extensive operational and investment expertise in enterprise software to support Anaplan in its future growth.”

“Anaplan has built a tremendously successful business through product innovation and a rigorous approach to delivering value for their customers and partner ecosystem,” said Tara Gadgil, a Partner at Thoma Bravo. “We look forward to working closely with Anaplan’s talented and experienced team to continue delivering cloud-native SaaS solutions at scale.”

Thoma Bravo will use its significant experience supporting industry-leading, growing software franchises, as well as its financial and operational resources, to accelerate Anaplan’s strategy. Anaplan’s best-in-class innovative platform, time to value, and brand reputation will be priorities for Thoma Bravo. The intention is to attract and retain customers, employees, and partners to continue leading the large and expanding Connected Planning segment.

Transaction Details

The transaction, which was unanimously approved by the Anaplan Board of Directors, is expected to close in the first half of 2022 subject to customary closing conditions, including approval by Anaplan stockholders and regulatory approval. Upon completion of the transaction, Anaplan’s common stock will no longer be listed on the New York Stock Exchange.

Advisors

Goldman Sachs & Co. LLC and Qatalyst Partners are acting as financial advisors and Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP and Skadden, Arps, Slate, Meagher & Flom LLP are serving as legal advisors to Anaplan. Kirkland and Ellis LLP is serving as legal counsel to Thoma Bravo. Financing for the transaction is being provided by Owl Rock Capital, Blackstone Credit, Golub Capital and Apollo Global Management through their respective managed funds.

About Anaplan

Anaplan (NYSE: PLAN) is a transformative way to see, plan, and run your business. Using our proprietary Hyperblock® technology, Anaplan lets you contextualize real-time performance, and forecast future outcomes for faster, confident decisions. Anaplan enables connected strategy and planning across your enterprise to move your business forward. Based in San Francisco, Anaplan has over 175 partners and more than 1,900 customers worldwide. To learn more, visit Anaplan.com.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $103 billion in assets under management as of December 31, 2021. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm’s deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired or invested in more than 375 companies representing over $190 billion in enterprise value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit www.thomabravo.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including all statements other than statements of historical fact contained in this press release and includes, without limitation, statements regarding the transaction and anticipated closing date. These statements identify prospective information and may include words such as “expects,” “intends,” “continue,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “should,” “may,” “will,” or the negative version of these words, variations of these words and comparable terminology. These forward-looking statements are based on information available to the company as of the date of this press release and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the company’s control and may pose a risk to the company’s operating and financial condition. Such risks and uncertainties include, but are not limited to, the following risks: the ongoing COVID-19 pandemic, and resulting global economic uncertainty, has impacted how we, our customers, and our partners are operating, and could result in a material adverse effect on our business, financial condition, operating results and cash flows; ability to satisfy closing conditions; regulatory concerns; potential loss of customers, employees and partners as a result of the announcement of the transaction; we have a limited history of operating at our current scale and under our current strategy, which makes it difficult to predict our future operating results, and we may not achieve our expected operating results in the future; we have a history of net losses, we anticipate increasing our operating expenses in the future, and we do not expect to be profitable for the near future; our quarterly results have fluctuated in the past and may fluctuate significantly in the future if we fail to manage our growth effectively, we may be unable to execute our business plan, maintain high levels of service, or adequately address competitive challenges and our business, financial condition and results of operations may be adversely affected; we derive substantially all of our revenue from a single software platform and if our platform fails to satisfy customer demands or to achieve widespread market acceptance it would adversely affect our business, operating results, financial condition, and growth prospects; our business depends substantially on our customers renewing their subscriptions and expanding their use of our platform and if we fail to achieve renewals or expansions or our customers renew or expand their subscriptions on less favorable terms or if they fail to add more users in more functional areas or upgrade to a higher level of functionality on our platform, our business and operating results will be adversely affected; our growth depends in part on the success of our strategic relationships with third parties and their continued performance; if we experience a security incident affecting our platform, networks, systems or data or the data of our customers, or are perceived to have experienced such a security incident, our platform may be perceived as not being secure, our reputation may be harmed, customers may reduce the use of or stop using our platform, we may incur significant liabilities, and our business could be materially adversely affected; real or perceived errors, failures, bugs, service outages, or disruptions in our platform could adversely affect our reputation and harm our business; we depend on the experience and expertise of our senior management team and certain key employees, especially engineering, research and development and sales personnel, and our inability to retain these executive officers; the markets in which we participate are intensely competitive, and if we do not compete effectively, our business and operating results could be adversely affected; we collect, process and store personal information and furthermore, our platform could be used by customers to do the same, and evolving domestic and international privacy and security laws, regulations and other obligations could result in additional costs and liabilities to us or inhibit sales of our platform. Furthermore, the additional or unforeseen effects from the COVID-19 pandemic and the global economic climate may amplify many of these risks. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this press release is contained in the company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its quarterly report on Form 10-Q filed with the SEC on December 2, 2021, and other documents the company may file with or furnish to the SEC from time to time such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. These forward-looking statements should not be relied upon as representing the company’s views as of any subsequent date and the company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made. The information contained in, or that can be accessed through, Anaplan’s website and social media channels are not part of this press release.

Important Additional Information and Where to Find It

In connection with the proposed merger between Anaplan and Thoma Bravo (the “Merger”), Anaplan intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Anaplan will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Anaplan may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF ANAPLAN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT

ANAPLAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANAPLAN AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Anaplan with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Anaplan’s website (https://investors.anaplan.com) or by writing to Anaplan’s Secretary at 50 Hawthorne Street, San Francisco, California 94105.

Participants in the Solicitation

Anaplan and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Anaplan’s stockholders with respect to the Merger. Information about Anaplan’s directors and executive officers and their ownership of Anaplan Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 21, 2021. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Contacts

For Anaplan:

Investor and Press Contact:

Vikram Khosla

vikram.khosla@anaplan.com

Sard Verbinnen & Co

John Christiansen/Devin Broda/Jamie Baird

Anaplan-SVC@SARDVERB.com

For Thoma Bravo:

Megan Frank

212-731-4778

mfrank@thomabravo.com

Finsbury Glover Hering

Abigail Farr

646-957-2067

abigail.farr@fgh.com